Item 77C - DWS Value Builder Fund, Inc. (the "Registrant")

Registrant incorporates by reference the Registration Statement on Form N-
14, filed on March 3, 2006, (Accession No. 0001193125-06-044817).

Shareholder Meeting Results:

A Special Meeting of shareholders (the "Meeting") of DWS Value Builder Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).


1. Election of Trustees.
					Number of Votes:

For
Withheld
Henry P. Becton, Jr.
18,085,322.603
246,399.234
Dawn-Marie Driscoll
18,087,366.516
244,365.321
Keith R. Fox
18,087,175.419
244,556.418
Kenneth C. Froewiss
18,095,863.952
235,867.885
Martin J. Gruber
18,097,612.855
234,118.982
Richard J. Herring
18,097,002.676
234,729.161
Graham E. Jones
18,097,612.855
234,118.982
Rebecca W. Rimel
18,088,865.516
242,866.321
Philip Saunders, Jr.
18,081,997.419
249,734.418
William N. Searcy, Jr.
18,096,291.940
235,439.897
Jean Gleason
Stromberg
18,095,797.688
235,934.149
Carl W. Vogt
18,087,383.124
244,348.713
Axel Schwarzer
18,086,303.872
245,427.965


The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

2. Approval of an Amended and Restated Investment Management
Agreement with the Fund's Current Investment Advisor.

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
11,489,793.697
841,914.008
278,324.314
2,296,591.000

3. Approval of an Amended and Restated Investment Management
Agreement with Deutsche Investment Management Americas Inc.

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
11,633,273.398
692,601.442
284,157.179
2,296,591.000

4. Approval of a Subadvisor Approval Policy.

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
11,251,350.674
1,064,613.704
294,067.641
2,296,591.000



Approval of revised fundamental investment restrictions on:

5. Borrowing Money

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,082,652.815
408,239.151
119,140.053
2,296,591.000

6. Senior Securities

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,082,705.993
408,185.973
119,140.053
2,296,591.000

7. Concentration

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,086,147.661
404,431.801
119,452.557
2,296,591.000

8. Underwriting of Securities

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,088,071.993
402,819.973
119,140.053
2,296,591.000

9. Real Estate Investments

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,087,292.468
403,599.498
119,140.053
2,296,591.000

10. Commodities

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,084,585.489
406,306.477
119,140.053
2,296,591.000

11. Lending

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,087,604.818
402,974.644
119,452.557
2,296,591.000

12. Portfolio Diversification for Diversified Funds

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,087,582.309
403,309.657
119,140.053
2,296,591.000

13. Restricted and Illiquid Securities

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,081,554.661
409,337.305
119,140.053
2,296,591.000

14. Margin Transactions

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,080,476.964
410,102.498
119,452.557
2,296,591.000



15. Short Sales

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,082,593.489
408,298.477
119,140.053
2,296,591.000

16. Oil, Gas and Mineral Programs

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,084,624.245
406,267.721
119,140.053
2,296,591.000

17. Approval of Reclassification of the Fund's Investment objective as Non-Fundamental.

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
11,111,428.402
1,090,321.064
408,282.553
2,296,591.000

18. Approval of Amended and Restated Articles of Incorporation.

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
12,073,197.165
221,685.038
315,149.816
2,296,591.000

19. Adoption of Amended and Restated Rule 12b-1 Plans for Class
B and Class C shares.

Class B

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
271,011.742
13,451.539
30,559.125
74,238.000

Class C

					Number of Votes:
For
Against
Abstain
Broker Non-Votes*
440,766.350
7,028.000
21,982.327
62,511.000


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

G:\sec_reg\NSAR\2006\Item 77C DWS Value Builder Fund.doc